THIS INSTRUMENT WAS PREPARED BY:

PAULA MCDONALD RHODES, ESQUIRE
CARLTON, FIELDS, WARD, EMMANUEL,
         SMITH & CUTLER, P.A.
P.O. BOX 3239
TAMPA, FLORIDA  33601




                     JUNIOR MORTGAGE AND SECURITY AGREEMENT

         THIS JUNIOR MORTGAGE AND SECURITY AGREEMENT ("JUNIOR MORTGAGE"), is made effective as of June 23, 1997, from ATLANTIC GULF COMMUNITIES CORPORATION, a Delaware corporation (the "COMPANY"), ENVIRONMENTAL QUALITY LABORATORY, INCORPORATED, a Florida corporation ("EQ LAB"), GENERAL DEVELOPMENT UTILITIES, INC., a Florida corporation ("GDU"), FIVE STAR HOMES, INC., a Florida corporation ("FIVE STAR") and ATLANTIC GULF OF TAMPA, INC., a Florida corporation ("AG TAMPA"), each having an office at 2601 South Bayshore Drive, Miami, Florida 33133, (the Company, EQ Lab, GDU, Five Star and AG Tampa being referred to collectively as the "MORTGAGORS" and individually each a "MORTGAGOR"), to FOOTHILL CAPITAL CORPORATION, a California corporation, and its successors and assigns, having an office at 60 State Street, Suite 1150, Boston, Massachusetts 02190 ("MORTGAGEE"), as collateral agent for AP-AGC, LLC, a Delaware limited liability company ("OBLIGEE").

THIS JUNIOR MORTGAGE IS BEING EXECUTED IN FOURTEEN (14) COUNTERPARTS FOR RECORDATION IN THE FLORIDA COUNTIES OF BREVARD, BROWARD, CHARLOTTE, CITRUS, DESOTO, GLADES, HENDRY, HILLSBOROUGH, INDIAN RIVER, LEE, MARION, PALM BEACH, ST. LUCIE AND SARASOTA, AND IS ONE OF SEVERAL MORTGAGES SECURING THE OBLIGATIONS SECURED HEREBY, WHICH SECURED OBLIGATIONS ARE THE JOINT AND SEVERAL PRIMARY OBLIGATIONS OF THE MORTGAGORS HEREUNDER AND UNDER THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT GIVEN BY WEST BAY CLUB DEVELOPMENT CORPORATION, IN FAVOR OF THE BANK OF NEW YORK, AS COLLATERAL AGENT FOR OBLIGEE ("SP AGENT"), BEING RECORDED CONTEMPORANEOUSLY HEREWITH IN LEE COUNTY, FLORIDA ("COMPANION MORTGAGE"). DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $87,500.00 DUE ON THE OBLIGATIONS SECURED HEREBY AND BY THE COMPANION MORTGAGE ARE BEING PAID UPON RECORDATION OF THE COMPANION MORTGAGE IN LEE COUNTY, FLORIDA, UNDER CLERK'S FILE NO._______________. NO INTANGIBLE PERSONAL PROPERTY TAXES ARE DUE UPON RECORDATION OF THIS MORTGAGE OR THE COMPANION MORTGAGE AS THE OBLIGATIONS SECURED HEREBY AND THEREBY ARE CONTINGENT IN NATURE.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company owns the parcels of real property described in EXHIBIT A-1 attached hereto and hereby made a part hereof (the "COMPANY LAND"), Five Star owns the parcels of real property described in EXHIBIT A-2 attached hereto and hereby made a part hereof ("FIVE STAR LAND"), GDU owns the parcels of real property described in EXHIBIT A-3 attached hereto and hereby made a part hereof ("GDU LAND"), EQ Lab owns the parcels of real property described in EXHIBIT A-4 attached hereto and hereby made a part hereof ("EQ LAB LAND"), and AG Tampa owns the parcels of real property described in EXHIBIT A-5 attached hereto and hereby made a part hereof (the "AG TAMPA LAND" and, together with the Company Land, the Five Star Land, the GDU Land, and the EQ Lab Land, the "LAND"), together with, in each case, all buildings and improvements presently located thereon;

         WHEREAS, pursuant to that certain Investment Agreement dated as of February 7, 1997, amended as of March 20, 1997, and amended and restated as of May 15, 1997 (together with any and all modifications, amendments, replacements, renewals and extensions thereof, the "INVESTMENT AGREEMENT") among Obligee, the Company and the subsidiaries of the Company, Obligee has agreed to purchase up to $25,000,000 in the aggregate of preferred stock to be issued by the Company;

         WHEREAS, Obligee, the Company, and the other Mortgagors, among others, are parties to that certain Secured Agreement dated February 7, 1997, and amended and restated as of May 15, 1997 (together with any and all modifications, amendments, replacements, renewals and extensions thereof, the "SECURED AGREEMENT");

         WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meaning given such terms in the Secured Agreement;

         WHEREAS, pursuant to the Secured Agreement and the Investment Agreement, the Company, the Mortgagors, and the other subsidiaries of the Company have executed and delivered to the Obligee that certain Secured Evidence of Joint and Several Repurchase Obligations (together with any and all additions, modifications, amendments, renewals, extensions thereof, the "INSTRUMENT"), evidencing (a) after the issuance of the Preferred Stock, the joint and several obligations of the Company, the Mortgagors and other subsidiaries of the Company pursuant to Section 8 of the Certificate of Designation to repurchase Preferred Stock on the happening of certain conditions set forth in the Certificate of Designation at a repurchase price equal to the Liquidation Preference in respect thereof, as defined in the Certificate of Designation, consisting of, at any time, $10.00 per share of Preferred Stock, plus accumulated and unpaid dividends thereon through the date of such determination, whether or not funds are legally available therefor, the aggregate amount of which, upon issuance of the 2,500,000 shares of Preferred Stock to be issued pursuant to the Investment Agreement, shall be $25,000,000, plus accumulated and unpaid dividends, and (b) after the occurrence of an Event of Default, as defined in the Certificate of Designation, the joint and several obligations of the Company, Mortgagors and other subsidiaries of the Company to indemnify Obligee from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities resulting from any breach of any covenant, agreement, representation or warranty of the Company in this Junior Mortgage or in any other Secured Instrument Document pursuant to Section 7.2 of the Investment Agreement (collectively, the "OBLIGATIONS");

         WHEREAS, it is a condition precedent to Obligee making the investment contemplated by the Investment Agreement that the Mortgagors provide, as collateral security for the payment of the Obligations, a junior mortgage lien upon the Mortgaged Property (as such term is hereinafter defined) subject only to the lien of the Senior Mortgages, as defined in Article 41 hereof.

         NOW, THEREFORE, in order to induce Obligee to make the investment contemplated by the Investment Agreement and for the purpose of securing payment of the Secured Obligations, Mortgagors hereby agree as follows:

         TO SECURE,

            a. the Obligations, whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Obligee or Mortgagee as a preference, fraudulent transfer or otherwise,

            b. all obligations of every nature (whether of payment, of performance or otherwise) of the Mortgagors and other subsidiaries of the Company from time to time owed to Obligee or Mortgagee or either of them under the Secured Agreement or any other Secured Instrument Document other than any Subsidiary Guaranty, whether for principal, interest (including interest accruing after the commencement of a bankruptcy case, whether or not enforceable in such case), repurchase or redemption obligations, dividend obligations, fees, costs, expenses, indemnification liabilities or other obligations, of whatsoever nature and whether now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, regardless of class, whether due or not due, and however arising,

            c. all future or additional advances as described in Article 39 of this Junior Mortgage as and when the same shall be made with the same force and effect as if such future or additional advances had been made on the date hereof, and

            d. any amounts advanced by Mortgagee pursuant to paragraph 17 or any other paragraph of this Junior Mortgage

(the foregoing being hereinafter collectively referred to as the "SECURED OBLIGATIONS"), Mortgagors hereby convey, grant, assign, transfer, mortgage and set over to Mortgagee, all of Mortgagors' right, title and interest in and to the following (collectively, the "MORTGAGED PROPERTY"):

         The Land;

         TOGETHER with the right, title and interest if any of Mortgagors, now owned or hereafter acquired, in and to the streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining, or abutting the Land to the center line thereof and strips and gores within or adjoining the Land, the air space and right to use said air space above the Land, all rights of way, privileges, liberties, hereditaments, all easements or rights-of-way now or hereafter affecting the Land, all royalties and all rights appertaining to the use and enjoyment of said Land, including, without limitation, all alley, vault, drainage, mineral, water, oil and gas rights;

         TOGETHER with the buildings, structures and improvements now or hereafter erected or located on the Land (the "IMPROVEMENTS") (the Land, together with the Improvements are hereinafter collectively called the "REAL ESTATE");

         TOGETHER with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the Real Estate, and the reversion or reversions, remainder or remainders, rents, issues, profits and revenue thereof; and also all the estate, right, title, interest, dower and right of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and equity, of Mortgagors, of, in and to the Real Estate and of, in and to every part and parcel thereof, with the appurtenances, at any time belonging or in anywise appertaining thereto;

         TOGETHER with all of the fixtures of every kind and nature whatsoever currently owned or hereafter acquired by Mortgagors, and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, the Real Estate (said fixtures of every kind and nature whatsoever, and all appurtenances thereof, are hereinafter collectively referred to as the "FIXTURES"), including, but without limiting the generality of the foregoing, all plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, incinerating, and escalator, elevator, power, loading and unloading equipment and systems, sprinkler systems and other fire prevention and extinguishing apparatus and pipes, pumps, tanks, conduits, fittings and fixtures; it being understood and agreed that all Fixtures are appropriated to the use of the Real Estate and, whether affixed or annexed or not, for the purposes of this Junior Mortgage shall be deemed conclusively to be Real Estate and mortgaged hereby; and Mortgagors hereby agree to execute and deliver, from time to time, such further instruments (including financing statements), as may be requested by Mortgagee to confirm the lien of this Junior Mortgage on the Fixtures;

         TOGETHER with all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Mortgagors and Mortgagors' interest in and to all proceeds of the conversion and the interest payable thereon, voluntary or involuntary, of the Mortgaged Property, or any part thereof, into cash or liquidated claims, including, without limiting the generality of the foregoing, proceeds of casualty insurance, title insurance or any other insurance maintained on the Real Estate and the Fixtures, and the right to collect and receive the same, and all awards and/or other compensation including the interest payable thereon and the right to collect and receive the same (in the alternative and collectively, "AWARDS"), heretofore and hereafter made to the present and all subsequent owners of the Real Estate and the Fixtures by the United States, the State of Florida or any political subdivision thereof, or any agency, department, bureau, board, commission, or instrumentality of any of them, now existing or hereafter created (collectively, "GOVERNMENTAL AUTHORITY") for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate and Fixtures or any easement or other right therein, including, without limiting the generality of the foregoing, Awards for any change or changes of grade or the widening of streets, roads or avenues affecting the Real Estate, to the extent of all amounts which may be secured by this Junior Mortgage as of the date of receipt, notwithstanding the fact that the amount thereof may not then be due and payable, and to the extent of reasonable attorneys' fees, costs and disbursements incurred by Mortgagee in connection with the collection of such Awards, subject, however, to the rights, if any, of the holder of the Senior Mortgages, as defined in Article 41 hereof. Mortgagors hereby assign to Mortgagee, and Mortgagee is hereby authorized to collect and receive such Awards (subject to any Mortgagor's right to be paid directly and apply certain Awards as expressly provided by this Junior Mortgage), and to give proper receipts and acquittances therefor and, subject to the other provisions hereof, to apply the same toward the Secured Obligations, notwithstanding the fact that the full amount thereof may not then be due and payable; each Mortgagor hereby agrees, upon demand of Mortgagee, to make, execute and deliver, from time to time, such further instruments as may be reasonably requested by Mortgagee to confirm such assignment of said Awards to Mortgagee, free and clear and discharged of any encumbrances of any kind or nature whatsoever;

         TOGETHER with all right, title and interest of Mortgagors in and to all substitutes and replacements of, and all additions and appurtenances to, the Real Estate and the Fixtures, hereafter acquired by or released to any Mortgagor or constructed, assembled or placed by any Mortgagor on the Real Estate, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagors, shall become subject to the lien of this Junior Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagors and specifically described herein;

         TOGETHER with all of the rights and interest of Mortgagors as the declarant and as the developer under any document affecting the Land including, but not limited to, any condominium documents or property association documents. Notwithstanding the foregoing, Mortgagee shall not have any obligation as the developer or declarant unless Mortgagee executes an agreement expressly assuming such obligation;

         TOGETHER with all proceeds, both cash and noncash, of the foregoing which may be sold or otherwise be disposed of;

         TOGETHER with any and all monies now or hereafter on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on policies of fire and other hazard insurance covering the Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular of the rights, privileges, tenements, hereditaments and appurtenances thereto in any way incident or belonging unto Mortgagee and to its successors and assigns forever, subject to the terms and conditions herein:

         PROVIDED, HOWEVER, that this Junior Mortgage shall be void upon the payment, when the same shall become due, of the Secured Obligations and the payment and performance of all other covenants, agreements, obligations and liabilities secured hereby.

         Mortgagors represent, warrant, covenant and agree as follows:

         1.       WARRANTIES OF TITLE.
                  -------------------

                  Each Mortgagor jointly and severally warrants that the Mortgagors or a Mortgagor has and owns good and marketable fee simple title in and to the Land and the Improvements thereon and has the right to mortgage the same; that Mortgagors or a Mortgagor owns the Fixtures on the Land free and clear of all liens, claims or other encumbrances except as set forth in Schedule B, Section 2 of the title insurance commitment issued by Lawyers Title Insurance Corporation in connection with this Junior Mortgage (the "TITLE COMMITMENT"); and that this Junior Mortgage is a valid and enforceable lien on the Mortgaged Property of the Mortgagors subject only to the liens of the Senior Mortgages (as defined in Section 41 hereof), the covenants, restrictions, reservations, conditions, and easements approved by the Mortgagee and liens permitted by the Secured Agreement. Each Mortgagor jointly and severally covenants that it shall
(a) preserve such title and the validity and priority of the lien hereof and shall forever warrant and defend the same to Mortgagee against the claims of all and every person or persons, corporation or corporations and parties whomsoever claiming or threatening to claim the same or any part thereof, and (b) make, execute, acknowledge, and deliver all such further or other mortgages, documents, instruments or assurances, and cause other mortgages, documents, instruments or assurances, and cause to be done all such further acts and things as may at any time hereafter be reasonably desired or required by Mortgagee to fully protect the lien of this Junior Mortgage.

         2. PAYMENT OF SECURED OBLIGATIONS. Mortgagors shall pay the Secured Obligations at the times and places and in the manner specified in the relevant Secured Instrument Documents.

         3.       PROPER CARE AND USE.
                  -------------------

                  a.       Mortgagors shall:

                           (i)      not abandon the Mortgaged Property,

                           (ii)     maintain the Mortgaged Property and any
future abutting grounds, sidewalks, roads, parking and landscape areas in good repair, order and condition, except as otherwise may be permitted pursuant to Subsection 3a(iii) hereof,

                           (iii)    keep all Improvements and all personal
property comprising the Mortgaged Property in good working order and condition, in the ordinary course of business and in a manner consistent with the prior practice of Mortgagors,

                           (iv)     not commit or suffer waste with respect to
the Mortgaged Property,

                           (v)      diligently pursue to completion, without
interruption (other than interruptions due to force majeure) and in a good and workmanlike manner, any future Improvements constructed on the Land,

                           (vi)     not commit, suffer or permit any act to be
done in or upon the Mortgaged Property in violation of any law, ordinance or regulation, PROVIDED, HOWEVER, that the Company may contest any such law, ordinance or regulation in any reasonable manner which shall not, in the sole opinion of the Mortgagee, adversely affect the Mortgagee's rights or the priority of its lien on the Mortgaged Property,

                           (vii)    refrain from impairing or diminishing the
value or integrity of the Mortgaged Property or the security value of this Junior Mortgage,

                           (viii)   not remove, demolish or in any material
respect alter any of the Improvements or Fixtures unless such Improvement or Fixture is of a temporary nature (temporary meaning that it is an Improvement intended to be removed within a year after its placement on the Land), the removal or demolition would benefit the Mortgaged Property, the removal is of land fill only for sale in the ordinary course of Mortgagors' business, or the removal or demolition is not inconsistent with the Business Plan (as such term is defined in the Secured Agreement), without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed, PROVIDED, HOWEVER, Mortgagors may without the necessity of any consent perform or cause to be performed alterations to the Improvements and Fixtures which do not materially impair the value of the Mortgaged Property and (a) are not inconsistent with the Business Plan, or (b) do not cost more than $500,000 or, if the cost of such alterations exceeds $500,000, the cost of which when added to the cost of other alterations not requiring consent previously made during the calendar year in which Mortgagors are making such alterations to the Mortgaged Property, does not result in an aggregate cost in excess of $1,000,000. Failure by the Mortgagee to deny any requested consent by Mortgagors pursuant to this clause (viii) within thirty (30) days following the date such request is telecopied to and confirmed received by Mortgagee shall be deemed to constitute a consent to such request by the Mortgagee. For purposes of determining the cost of any alteration to the Mortgaged Property, all aspects of the proposed alteration as a whole shall be taken into account regardless of when made and by whom the work may be performed,

                           (ix)     not make, install or permit to be made or
installed, any additions thereto if doing so will materially impair the value of the Mortgaged Property, without the prior written consent of the Mortgagee, and

                           (x)      not make, suffer or permit any nuisance to
exist on any of the Real Estate.

                  b. Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Property at reasonable times upon written notice. When so requested by any Mortgagor, Mortgagee and its representatives shall be accompanied by Mortgagor or its representative. If an Event of Default shall have occurred and be continuing, or in the event of an emergency, Mortgagee and any persons authorized by Mortgagee, without any notice and without escort (and without being obligated to do so) may enter or cause entry to be made upon the Real Estate and repair and/or maintain the same as Mortgagee may reasonably deem necessary or advisable, and may (without being obligated to do so) make such expenditures and outlays of money as Mortgagee may reasonably deem appropriate for the preservation of the Mortgaged Property. All expenditures and outlays of money made by Mortgagee pursuant hereto shall be secured hereby and shall be payable on demand together with interest at the Default Rate (as such term is defined in the Secured Agreement).

         4. HAZARDOUS MATERIALS. Except as otherwise disclosed in the Secured Agreement or the Business Plan, each Mortgagor represents, warrants and covenants that to the best of its knowledge such Mortgagor has not used Hazardous Materials (as defined hereinafter) on, from, or affecting the Mortgaged Property in any manner which violates Federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that, to the best of such Mortgagor's knowledge, no prior owner of the Mortgaged Property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from, affecting, or related to the Mortgaged Property in any manner which violates Federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials. Each Mortgagor shall use its best efforts to keep or cause the Mortgaged Property to be kept free of Hazardous Materials. Without limiting the foregoing, no Mortgagor shall cause or permit the Mortgaged Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, state or local laws or regulations, nor shall any Mortgagor cause or permit, as a result of any intentional or unintentional act or omission on the part of such Mortgagor or any tenant or subtenant, a release of Hazardous Materials onto the Mortgaged Property or onto any other property. Each Mortgagor shall comply with and shall, by covenants in all future leases, seek to ensure compliance by all tenants and subtenants with all applicable Federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and by covenants in all future leases, seek to ensure that all tenants and subtenants obtain and comply with, any and all approvals, registrations or permits required thereunder. Each Mortgagor shall (a) conduct and complete all investigations, studies, sampling, and testing, and all remedies, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from, or affecting the Mortgaged Property (i) in accordance with all applicable Federal, state and local laws, ordinances, rules, regulations and policies, and
(ii) in accordance with the orders and directives of all Federal, state, and local governmental authorities, and (b) defend, indemnify, and hold harmless Mortgagee, Obligee and their respective employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown contingent or otherwise arising out of, or in any way related to, (i) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, affecting, or related to the soil, water, vegetation, buildings, personal property, persons, animals, of or otherwise on, the Mortgaged Property; (ii) any personal injury (including wrongful death) or property damage (real or personal arising out of or related to such Hazardous Materials;

(iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (iv) any violation of any laws, orders, regulations, requirement, or demands of Governmental Authorities, which are based upon or in any way related to such Hazardous Materials including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses; provided, in any event, that the foregoing arises out of the Mortgaged Property. In the event this Junior Mortgage is foreclosed, or any Mortgagor tenders a deed in lieu of foreclosure, such Mortgagor or Mortgagors shall deliver the Mortgaged Property to Mortgagee free of any and all Hazardous Materials so that the conditions of the Mortgaged Property shall conform with all applicable Federal, state and local laws, ordinances, rules or regulations affecting the Mortgaged Property. For purposes of this Paragraph, "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, solvent mixtures, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1810 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 9601, et seq.) and in the regulations adopted and publications promulgated pursuant thereto, or any other applicable Federal, state or local environmental law, ordinance, rule, or regulation. The provisions of this paragraphs shall be in addition to any and all other obligations and liabilities Mortgagors may have to Mortgagee and/or Obligee, at common law, and shall survive the transactions contemplated herein.

         5. COMPLIANCE. Each Mortgagor shall comply with any and all material obligations affecting its Mortgaged Property which could adversely affect title to, or the value of, the Mortgaged Property including, but not limited to, all agreements, covenants, and restrictions of record. Each Mortgagor shall have the right, at such Mortgagor's sole cost and expense, to contest or object to any such obligations of such Mortgagor affecting the Mortgaged Property by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying or extending such Mortgagor's covenant to comply with such obligations on a timely basis unless such Mortgagor has given prior written notice to Mortgagee of such Mortgagor's intent so to contest or object to such obligations, and unless (i) non-compliance with such obligations shall not under any circumstances potentially subject such Mortgagor to any criminal liability or to any fine or monetary liability exceeding $25,000 to which effect such Mortgagor shall certify to Mortgagee at the time of Mortgagor's notice, and (ii) the legal proceedings shall operate conclusively to prevent, prior to final determination of such proceedings, (y) any loss or forfeiture of title to, or the imposition of any lien upon, the Mortgaged Property, or any part thereof and (z) the impairment of the validity, priority and enforceability of this Junior Mortgage. Mortgagors shall and do hereby agree to defend, save and hold Mortgagee harmless from any loss and/or liability (including reasonable attorneys' fees and disbursements) by reason of such non-compliance or contest, and each Mortgagor shall keep Mortgagee regularly advised in writing as to the status of such proceedings.

         6. REQUIREMENTS. Mortgagors, at Mortgagors' sole cost and expense, shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements pertaining to the Mortgaged Property, including any applicable environmental, zoning or building, use and land use laws, ordinances, rules or regulations and all covenants, restrictions and conditions now or hereafter of record, and shall keep in full force and effect all permits which may be applicable to it or to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property (collectively, the "LEGAL REQUIREMENTS"). Each Mortgagor shall have the right, at such Mortgagor's sole cost and expense, to contest or object to any Legal Requirements affecting the Mortgaged Property by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying or extending such Mortgagor's covenant to comply with any Legal Requirements on a timely basis unless such Mortgagor has given prior written notice to Mortgagee of such Mortgagor's intent so to contest or object to such Legal Requirements and unless
(i) non-compliance with such Legal Requirements shall not under any circumstances potentially subject Mortgagor to any criminal liability or to any fine or liability exceeding $25,000 to which effect such Mortgagor shall certify to Mortgagee at the time of Mortgagor's notice, and (ii) the legal proceedings shall operate conclusively to prevent, prior to final determination of such proceedings, (y) any loss or forfeiture of title to, the imposition of any lien upon, or the condemnation of, the Mortgaged Property, or any part thereof and
(z) the impairment of the validity, priority and enforceability of this Junior Mortgage. Mortgagors shall and do hereby agree to defend, save and hold Mortgagee harmless from any loss and/or liability (including reasonable attorney's fees and disbursements) by reason of such non-compliance or contest, and each Mortgagor shall keep Mortgagee regularly advised in writing as to the status of such proceedings.

         7.       PAYMENT OF IMPOSITIONS.
                  ----------------------

                  a. Each Mortgagor shall pay and discharge prior to delinquency all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed of or against Mortgagor or any of the Mortgaged Property, together with any penalties or interest on any of the foregoing (all of the foregoing are hereinafter collectively referred to as the "IMPOSITIONS"). Each Mortgagor shall have the right, at such Mortgagor's sole cost and expense, to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying or extending Mortgagor's covenant to pay any such Imposition at the time and in the manner provided in this Article 7, unless such Mortgagor has given prior written notice to Mortgagee of such Mortgagor's intent so to contest or object to an Imposition, and unless, (i) legal proceedings shall operate conclusively to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such Impositions prior to final determination of such proceedings; or (ii) such Mortgagor shall furnish a good and sufficient bond or surety or other security reasonably satisfactory to Mortgagee in the amount of the Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a lien against the Mortgaged Property; or (iii) such Mortgagor shall have provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of such proceedings. Subject to the foregoing, and if Mortgagee shall so request, within ten (10) days after the date when an Imposition is due and payable, the appropriate Mortgagor shall deliver to Mortgagee evidence acceptable to Mortgagee showing the payment of such Imposition.

                  b. Mortgagee shall have the right, after demand to Mortgagors, to pay any Impositions after the date such Imposition shall have become due (subject to each Mortgagor's right to contest such Impositions as hereinbefore provided), and to add to the Secured Obligations the amount so paid, together with interest thereon from the date of such payment at Default Rate and nothing herein contained shall affect such right and such remedy. Any sums paid by Mortgagee in discharge of any Impositions shall be (i) a lien on the Real Estate secured hereby prior to any right or title to, interest in, or claim upon the Real Estate subordinate to the lien of this Junior Mortgage, and
(ii) payable on demand.

                 c. Following the occurrence of an Event of Default specified in subsection (a) of Article 20 of this Junior Mortgage or upon any failure on the part of any Mortgagor to pay any Imposition as and when required to be paid pursuant to this Junior Mortgage (subject to applicable grace periods), Mortgagors, upon Mortgagee's request, shall hereafter pay to Mortgagee, on a monthly basis, an amount equal to one-twelfth of the annual Impositions reasonably estimated by Mortgagee so that Mortgagee shall have sufficient funds to pay the Impositions on the first day of the month preceding the month in which they become due (unless the same is already being deposited with the holder of the Senior Mortgages under the Senior Mortgages). In such event the appropriate Mortgagor further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Mortgagee. Upon receipt of such bills, statements or other documents, and providing Mortgagors have deposited sufficient funds with Mortgagee pursuant to this
Article 7, Mortgagee shall pay such amounts as may be due thereunder out of the funds so deposited with Mortgagee. If at any time and for any reason the funds deposited with Mortgagee are or will be insufficient to pay such amounts as may then or subsequently be due, Mortgagee shall notify Mortgagors and Mortgagors shall immediately deposit an amount equal to such deficiency with Mortgagee. Notwithstanding the foregoing, nothing contained herein shall cause Mortgagee to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Mortgagee pursuant to this Article
7. If amounts collected by Mortgagee under this paragraph (c) exceed amounts necessary in order to pay Impositions, Mortgagee may impound or reserve for future payment of Impositions such portion of such excess payments as Mortgagee in its absolute reasonable discretion may deem proper. Should Mortgagors fail to deposit with Mortgagee sums sufficient to pay such Impositions in full at least thirty (30) days before delinquency thereof, Mortgagee may, at Mortgagee's election, but without any obligation so to do, advance any amounts required to make up any deficiency, which advances, if any, shall be added to the Secured Obligations and shall be secured hereby and shall be repayable to Mortgagee with interest at Default Rate, as herein elsewhere provided, or at the option of Mortgagee the latter may, without making any advance whatever, apply any sums held by it upon any obligation of Mortgagors secured hereby.

          8.      INSURANCE.
                  ---------

                  a. As to any portion of the Land improved with Improvements having a value in excess of $500,000 (an "IMPROVED PARCEL"), Mortgagors shall,
(i) keep such Improved Parcel (A) insured against loss or damage by fire, lightning, windstorm, tornado and by such other further and additional risks and hazards as now are or hereafter may be covered by extended coverage and "all risk" endorsements (flood and earthquake excepted), (B) insured against loss or damage by any other risk commonly insured against by persons occupying or using like properties in the locality in which the Improved Parcel is situate, (C) if appropriate, insured by a policy of business interruption and/or loss of rental insurance in amounts which shall be subject to review annually, and (D) insured by a policy of boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment, provided that the Improvements on the Improved Parcel contain equipment of such nature, and insurance against loss of occupancy or use arising from the breakdown of such machinery, (ii) keep the Fixtures on such Improved Parcel insured against loss or damage by fire, lightning, vandalism, windstorm, tornado, malicious mischief, and theft and by such other further and additional risks as now or hereafter may be covered by extended coverage and "all risk" endorsements (flood and earthquake' excepted) and (iii) to the extent the Land lies within an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards, keep the Real Estate insured under a policy of flood insurance in an amount no less than the maximum list of coverage available under the National Flood Insurance Act of 1968, as amended. In addition, Mortgagors shall obtain and maintain (A) comprehensive public liability insurance on an occurrence basis (to the extent available) against claims for personal injury including bodily injury, death or property damage occurring on, in or about the Mortgaged Property and the adjoining streets, sidewalks and passageways, such insurance to afford primary coverage of not less than $10,000,000 combined single limit for personal injury or death to one or more persons or damage to property and (B) workmen's compensation insurance (including employer's liability insurance if requested by Mortgagee) for all employees of Mortgagor engaged on or with respect to the Mortgaged Property in such amounts as are required to be maintained by law, or if no amounts are established by law, then in such amounts as are reasonably satisfactory to Mortgagee. Each insurance policy (other than flood insurance written under the National Flood Insurance Act of 1968, as amended, in which case to the extent available) shall (i) be noncancelable (which term shall include any reduction in the scope or limits of coverage) without at least thirty days' prior written notice to Mortgagee or the maximum notice period then available, whichever is shorter, (ii) except in the case of worker's compensation and comprehensive public liability insurance, be endorsed to name Mortgagee as its interest may appear, with loss payable to Mortgagee, without contribution, under a standard mortgagee clause (subject to the rights, if any, of the holder of the Senior Mortgages), (iii) in the case of public liability insurance, provide for broad form coverage, including liquor liability coverage,
(iv) in the case of property insurance contain a satisfactory "Replacement Cost Endorsement", (v) be written by Lloyds of London or by companies having an Alfred M. Best Company, Inc. rating of A or higher and a financial size category of not less than VII with respect to primary coverage and (and A/XII with respect to excess coverage) unless waived in writing by Mortgagee, and (vi) contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of

Mortgagors which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set-off, counterclaim, deduction or subrogation against Mortgagors. If said insurance or any part thereof shall expire, be withdrawn, become void by breach of any condition thereof by Mortgagors or otherwise, or if for any reason said insurance shall become unsatisfactory, Mortgagors shall immediately obtain new or additional insurance complying with the requirements of this Junior Mortgage. No Mortgagor shall take out any separate or additional insurance which is contributing in the event of loss unless it is properly compatible with all other insurance carried by it with respect to the Mortgaged Property.

                  b. Mortgagors shall (i) pay as they become due all premiums for such insurance, (ii) not later than twenty (20) days prior to the expiration of each policy to be furnished pursuant to the provisions of this Article 7, deliver a valid certificate of insurance, (or if such certificate is not then available, a renewal binder) evidencing a renewed policy or policies marked "premium paid," or accompanied by such other evidence of payment satisfactory to Mortgagee with standard noncontributory mortgagee clauses in favor of, and acceptable to, Mortgagee. Such certificate of insurance (or renewal binder) shall be accompanied by a written statement of Mortgagors certifying that the insurance coverage evidenced thereby complies with the requirements of this
Article 8.

                  c. If Mortgagors shall be in default of its obligations to so insure or deliver any such prepaid certificate or insurance or renewal binder then Mortgagee, at Mortgagee's option (without obligation to do so) and without prior notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and following notice from Mortgagee that such insurance has been effected and paid for, Mortgagors shall pay to Mortgagee such premium or premiums so paid by Mortgagee with interest from the time of payment at Default Rate on demand, and the same shall be deemed added to the Secured Obligations and shall be secured by this Junior Mortgage.

                  d.  Each Mortgagor promptly shall comply with and conform to
(i) all provisions of each such insurance policy and (ii) all requirements of the insurers thereunder applicable to Mortgagor or to any of its Mortgaged Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Mortgaged Property. If any Mortgagor shall use any of the Mortgaged Property in any manner which would permit the insurer to cancel any insurance policy, such Mortgagor immediately shall obtain a substitute policy to be effective at or prior to the time of any such cancellation.

                  e. If any Improvement on an Improved Parcel, or any portion thereof, the value of which is $100,000 or less, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, and regardless of any amount of proceeds of insurance which are available to Mortgagors, and provided no Event of Default has occurred or is continuing, Mortgagors shall elect whether to repair or replace such Improvement or any portion thereof; provided, however, in the event Mortgagors elect not to repair or replace such Improvement or portion thereof, the proceeds shall be applied by Mortgagee to the Secured Obligations in whatever manner Mortgagee, in its sole discretion, may determine. Mortgagors shall give immediate notice of any such destruction or damage to Mortgagee who may make proof of loss if not promptly made by Mortgagors and except as may otherwise be provided herein each insurance company concerned is hereby authorized and directed to make payment for any loss directly to Mortgagee. Mortgagee shall have the right, at its option, (but not the obligation) to participate in the adjustment of any loss with any insurer or insurers. The insurance proceeds or any part thereof received by Mortgagee, if paid as a result of a damage or destruction in the amount of $100,000 or less, shall be paid by Mortgagee to the affected Mortgagor so long as no Event of Default has occurred or is continuing. The insurance proceeds or any part thereof received by Mortgagee, if paid as a result of a damage or destruction in an amount greater than $100,000, may be applied by Mortgagee toward reimbursement of all costs and expenses of Mortgagee in collecting such proceeds, and the balance shall be applied in the following order: (i) first, to the payment of any Secured Obligations or any other amount secured hereby which has become due prior to the date application of the insurance proceeds has been made and remains unpaid; (ii) next, to the restoration and repair of the affected Improvement pursuant to the provisions of Article 9 of this Junior Mortgage; and
(iii) finally, if conditions (i) and (ii) above have been satisfied and funds remain, said balance shall be returned to the affected Mortgagor. The provisions of this paragraph e shall be subject to the rights, if any, of the holder of the Senior Mortgages.

                  f. The property insurance required by this Junior Mortgage may be effected by blanket policies issued to Mortgagors covering the Mortgaged Property and other properties (real and personal) owned or leased by Mortgagors, provided that such policies otherwise comply with the provisions of this Junior Mortgage and allocate with respect to the Mortgaged Property the coverage specified form time to time, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein, and if the insurance required by this Junior Mortgage shall be effected by any such blanket or umbrella policies, Mortgagors shall furnish to Mortgagee valid certificates of insurance evidencing such policies, with schedules attached thereto showing the amount of insurance afforded by such policies applicable to the Mortgaged Property and a certification from Mortgagors to the effect that such insurance coverage complies in all respects with the requirements of this Junior Mortgage.

                  g. Any transfer of the Mortgaged Property by foreclosure or deed in lieu of foreclosure shall transfer therewith all of the affected Mortgagor's interest, including any unearned premiums, in all insurance policies then in force covering the Mortgaged Property, subject to all of the terms and conditions of such policies.

                  h. Following the occurrence of an Event of Default specified in subsection (a) of Article 20 of this Junior Mortgage or upon any failure on the part of Mortgagors to pay any insurance premiums as and when required to be paid pursuant to this Junior Mortgage (subject to applicable grace periods), Mortgagors, upon Mortgagee's request, shall thereafter pay to Mortgagee an amount equal to one-twelfth of the estimated aggregate annual insurance premiums on all policies of insurance required by this Junior Mortgage on a specified date each month (unless the same is already being deposited with the holder of the Senior Mortgages under the Senior Mortgages). Upon Mortgagee's request, Mortgagors shall cause copies of all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Mortgagee. Upon receipt of such bills, statements or other documents by Mortgagee, and providing Mortgagors have deposited sufficient funds with Mortgagee pursuant to this Article 8, Mortgagee shall pay such amounts as may be due thereunder out of the funds so deposited with Mortgagee. If at any time and for any reason the funds deposited with Mortgagee are or will be insufficient to pay such amounts as may be or subsequently are due, Mortgagee shall notify Mortgagors and Mortgagors shall immediately deposit an amount equal to such deficiency with Mortgagee. Notwithstanding the foregoing, nothing contained herein shall cause Mortgagee to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Mortgagee pursuant to this Article 8. Should Mortgagors fail to deposit with Mortgagee or the holder of the Senior Mortgages sums sufficient to pay in full such insurance premiums at least thirty (30) days before delinquency thereof, Mortgagee may, at Mortgagee's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, with interest thereon at Default Rate, from the date of advance thereof shall be secured hereby and shall be repaid to Mortgagee on demand or at the option of Mortgagee the latter may, without making any advance whatever, apply any sums held by it upon any obligation of Mortgagors secured hereby.

                  i. Any provision of this Article 8 to the contrary notwithstanding, so long as no Event of Default shall have occurred and be continuing, Mortgagor shall have the right to receive the proceeds from any business interruption and/or loss of rentals insurance policy.

         9.       RESTORATION.
                  -----------

                  a. Funds in excess of $100,000 made available by Mortgagee to Mortgagors for restoration of any of the Mortgaged Property pursuant to the provisions of Article 8 hereof shall be disbursed by Mortgagor only in accordance with the following conditions:

                      (i) prior to the commencement of restoration, the contracts, contractors, architects, plans and specifications for the restoration shall have been approved by the Consulting Professional (as such term is defined in subsection (c) of this Article 9), and the Consulting Professional shall have the right to require an acceptable surety bond insuring satisfactory completion of the restoration;

                      (ii) at the time of any disbursement of the restoration funds, (A) no Event of Default shall then exist, (B) no mechanics' or materialmen's liens shall have been filed and remain undischarged, except those bonded while being contested and those discharged by the disbursement of the requested restoration funds and (C) a satisfactory continuation of title insurance on the Real Estate shall be delivered to Mortgagee;

                      (iii) disbursements shall be made monthly in an amount not exceeding the cost of the work completed since the last disbursement, upon receipt of a certificate from an architect approved to do the plans and specifications;

                      (iv) there shall, at all times, remain adequate funds to complete the restoration so that the remaining amount of available proceeds received from insurance and otherwise pursuant to paragraph (b) below equals or exceeds the contracted cost of construction less the amount paid for work that has been certified as having been completed;

                      (v) such other reasonable conditions may be imposed and as are customarily imposed by construction lenders for borrowers having a similar financial position as then existing for the Mortgagors, including but not limited to, the maintenance of a policy of builders risk insurance with completed value and extended coverage endorsements and worker's compensation coverage as shall be required by law; and

                      (vi) any restoration funds remaining after the application thereof in accordance with the provisions hereof shall be disbursed to the appropriate Mortgagor provided no Event of Default shall have occurred and then be continuing.

                  b. Mortgagors shall pay the cost of the restoration to the extent that it exceeds the amount of insurance proceeds or condemnation proceeds awarded. Mortgagors (i) shall evidence to Mortgagee a source of funds to pay for such restoration, and (ii) agree to use said funds to complete restoration of the Improvements. Any sum so added by Mortgagors which remains in the restoration fund upon completion of restoration shall be refunded to Mortgagors.

                  c. The administration of the restoration procedures set forth in subsection (a) of this Article 9 shall be delegated by Mortgagee to, and performed by, an independent bonded consulting professional experienced in the administration of such procedures who shall be designated by the appropriate Mortgagor and approved by Mortgagee (the "CONSULTING PROFESSIONAL"). The failure by Mortgagee to approve or disapprove any Consulting Professional proposed by any such Mortgagor within fifteen (15) Business Days following request for such a approval shall be deemed approved by Mortgagee. All fees, costs and expenses of such Consulting Professional shall be borne and timely paid by Mortgagors.

                  d. In the event of any fire or casualty where the cost of repair and restoration of the Mortgaged Property does not exceed $100,000 as determined by Mortgagors' insurance carrier for the Improvements, the proceeds of insurance shall be collected and applied by Mortgagors (rather than disbursed by Mortgagee).

                  e. In the event a Mortgagor receives any condemnation award the actual proceeds of which do not exceed $100,000, such Mortgagor shall retain such amount and use such amount to the extent necessary to repair and restore the Mortgaged Property.

         10.      CONDEMNATION/EMINENT DOMAIN.
                  ---------------------------

                  a. Immediately upon obtaining knowledge of the institution of any proceedings of the condemnation of the Mortgaged Property, or any portion thereof, the affected Mortgagor will notify Mortgagee of the pendency of such proceedings. Mortgagee may (but shall not be obligated to) participate in any such proceedings and such Mortgagor shall from time to time deliver to Mortgagee all instruments requested by it to permit such participation. Such Mortgagor shall, at its expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts and cooperate with it in any defense of any such proceedings. Except as otherwise expressly provided in paragraph (e) of Article 9 above, all awards and proceeds of condemnation shall be assigned to Mortgagee to be applied in the same manner as insurance proceeds, and each Mortgagor agrees to execute any such assignments of all such awards as Mortgagee may request (subject, however, to the rights of the holder of the Senior Mortgages).

                  b. After application of all awards and proceeds of condemnation toward all practical repair and restoration of the Mortgaged Property as directed by the Consulting Professional, any remaining funds shall be applied as follows: (i) in the event that value and utility of the Mortgaged Property shall have been substantially restored as determined by the Consulting Professional, any remaining funds shall be returned to the appropriate Mortgagor, or (ii) in the event the value and utility of the Mortgaged Property shall not have been substantially restored as determined by the Consulting Professional, any remaining funds shall, at the option of Mortgagee, be applied in reduction of the Secured Obligations.

         11. HOMESTEAD EXEMPTIONS. Each Mortgagor hereby represents and declares that the Mortgaged Property forms no part of any property owned, used or claimed by any Mortgagor as exempted from forced sale under the laws of the State of Florida, and disclaims, waives and renounces all and every claim to exemption under any homestead exemption law or other similar laws.

         12.      DISCHARGE OF LIENS, UTILITIES.
                  -----------------------------

                  a. No Mortgagor shall, without the prior written consent of the Obligee, create, consent to or suffer the creation of any liens, charges or encumbrances (each, a "PROHIBITED LIEN)" on any of the Mortgaged Property, whether or not such Prohibited Lien is subordinate to this Junior Mortgage, other than the Senior Mortgages, as permitted by the Secured Agreement and those liens arising by operation of law which secure obligations not yet due and payable, or fail to have any Prohibited Lien which may be imposed without Mortgagors' consent discharged and satisfied of record within 10 days after it is imposed, except those liens bonded while being contested. Each Mortgagor shall pay prior to delinquency all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of a Prohibited Lien, except that Mortgagors shall have the right to contest such claims or demands, provided that Mortgagors shall furnish a good and sufficient bond, surety or other security as requested by, and found satisfactory to, Mortgagee.

                  b. Each Mortgagor shall pay prior to delinquency all utility charges which are incurred by it for gas, electricity, water or sewer services to its Mortgaged Property and all other assessments or charges of a similar nature, whether public or private and whether or not such taxes, assessments or charges are liens on the Mortgaged Property.

         13. BOOKS AND RECORDS. Each Mortgagor shall at all times keep and maintain or cause to be kept and maintained records and books of account with respect to its Mortgaged Property.

         14. ESTOPPEL CERTIFICATES. Mortgagee and each Mortgagor within 10 days following written request, shall deliver to the requesting party, a written statement, duly acknowledged, setting forth (i) the amount of the Obligations, and (ii) that there exist no offsets, claims, counterclaims or defenses against the Obligations or describe in detail the nature of any such offset, claim, counterclaim or defense.

         15. EXPENSES. Mortgagors shall pay, together with any interest or penalties imposed in connection therewith, all expenses incident to the preparation, execution, acknowledgement, delivery and/or recording of this Junior Mortgage, including all filing registration or recording fees and all federal, state, county and municipal, internal revenue or other stamp taxes and other taxes duties, imposts, assessments and charges now or hereafter required by the federal, state, county or municipal government.

         16. MORTGAGEE'S COSTS AND EXPENSES. Upon the occurrence of any Event of Default or the exercise by Mortgagee of any of Mortgagee's rights hereunder, or if any action or proceeding be commenced, to which action or proceeding Mortgagee is or becomes party or in which it becomes necessary to defend or uphold the lien of this Junior Mortgage, or if the taking, holding or servicing of this Junior Mortgage by Mortgagee is alleged to subject Mortgagee to any civil fine, or if Mortgagee's review and approval of any document is requested by Mortgagors or required by Mortgagee, all reasonable costs, out-of-pocket expenses and fees incurred by Mortgagee in connection therewith (including any civil fines and reasonable attorneys' fees and disbursements) shall, on notice and demand, be paid by Mortgagors, together with interest thereon from the date of disbursement until paid at the Default Rate and shall be a lien on the Mortgaged Property and shall be secured by this Junior Mortgage; and, in any action to foreclose this Junior Mortgage, or to recover or collect the Secured Obligations, the provisions of this Article 16 with respect to the recovery of costs, disbursements and allowances shall prevail unaffected by the provisions of any law with respect to the same to the extent that the provisions of this Article 16 are not inconsistent therewith or violative thereof.

         17. MORTGAGEE'S RIGHT TO PERFORM. If any Event of Default shall have occurred hereunder and be continuing, Mortgagee, without waiving or releasing any Mortgagor from any obligation or default under this Junior Mortgage, may (but shall be under no obligation to), at any time perform the same, and the cost thereof, with interest at Default Rate, shall immediately be due from Mortgagors to Mortgagee, and the same shall be a lien on the Mortgaged Property prior to any right, title to, interest in, or claim upon, the Mortgaged Property attaching subsequent to the lien of this Junior Mortgage. No payment or advance of money by Mortgagee under this Article 17 shall be deemed or construed to cure Mortgagors' default or waive any right or remedy of Mortgagee hereunder.

         18. FURTHER ASSURANCES. Mortgagors and Mortgagee agree, upon demand of the other, to promptly correct any defect, error or omission which may be discovered in the contents of this Junior Mortgage or in the execution or acknowledgment hereof or in any other instrument executed in connection herewith or in the execution or acknowledgment of such instrument, or do any act or execute any additional documents (including, but not limited to, security agreements on any Fixtures or personal property included or to be included in the Mortgaged Property) as may be reasonably required by Mortgagee to confirm the lien of this Junior Mortgage.

         19. ASSIGNMENT OF RENTS. All of the rents, royalties, issues, profits, revenue, income and other benefits of the Mortgaged Property arising from the use and enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto (the "RENTS AND PROFITS") are hereby absolutely and unconditionally assigned, transferred, conveyed and set over to Mortgagee to be applied by Mortgagee in payment of the principal and interest and all other sums payable on the Instrument, and of all other sums payable under this Junior Mortgage, subject, however, to the rights, if any, of the holder of the Senior Mortgages. Until such time as an Event of Default shall have occurred, Mortgagors shall collect and receive all Rents and Profits.

         20. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default by Mortgagors hereunder:

                  a. the occurrence of any Event of Default under the Secured Agreement (whether or not any Obligations or other Secured Obligations shall be at the time outstanding under the Secured Agreement, or the Instrument or the Secured Agreement shall have terminated for other purposes) or the occurrence of any Event of Default under the Certificate of Designation; or

                  b. a failure to make payment of any sums required to be paid to Mortgagee other than the Obligations pursuant to the terms of this Junior Mortgage within five days after the same shall become due hereunder; or

                  c. if any default shall occur in the performance of any covenant contained in this Junior Mortgage not elsewhere specified in this
Article 20 which shall continue for thirty (30) days after notice from Mortgagee or if such default cannot be cured in such 30- day period, such longer period as shall be necessary to cure such default, provided that Mortgagor shall commence curing such default within such 30-day period and thereafter shall prosecute such cure diligently to completion; or

                  d. (i) if any Mortgagor shall commence any case, proceeding or other action (a) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Mortgagor shall make a general assignment for the benefit of its creditors, (ii) if there shall be commenced against any Mortgagor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days, (iii) if there shall be commenced against any Mortgagor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof, (iv) if any Mortgagor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above, (v) if any Mortgagor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due (provided that any Mortgagor may admit in writing that it is "insolvent" as such term is defined in, and for purposes of, Section 108(a)(1)(8) of the Code); or (vi) any Mortgagor shall cause to be reinstated the Reorganization Proceedings, as such term is defined in the Secured Agreement; or

                  e. the occurrence of any default or event of default (and the expiration of applicable grace periods) pursuant to any mortgage encumbering the Mortgaged Property or any portion thereof, including, without limitation, the Senior Mortgages, or pursuant to any note or other evidence of indebtedness secured thereby.

         21. DUE ON SALE. Except as otherwise expressly provided in the Secured Agreement or Article 35 hereof, in the event that, without the prior written consent of the Mortgagee, any Mortgagor shall, either directly or indirectly, convey, grant, assign or transfer all or any portion of its right, title or interest in the Mortgaged Property, whether legal or equitable, by outright sale, deed, installment sale contract, land contract, contract for deed, option, lease option, leasehold interest, contract, or any other method of conveyance of real property interests, to any person or entity, then in any such event, Mortgagee shall have the right, at its sole option, to declare the entire Secured Obligations, immediately due and payable. The foregoing notwithstanding, any Mortgagor shall have the right without Mortgagee's consent to sell worn and obsolete Fixtures in conjunction with the replacement thereof in the ordinary course of such Mortgagor's business where (x) such replacements are in quantity and of quality not less than that of the Fixtures being sold when originally new and (y) title to the replacement Fixtures is owned by such Mortgagor at the time of such sale.

         22. REMEDIES. Upon the occurrence of an Event of Default hereunder, (y) if such event is an Event of Default specified in paragraph (d) of Article 20 above, automatically the Secured Obligations and all amounts owing under this Junior Mortgage shall immediately become due and payable, and (z) if such event is an Event of Default other than those specified in paragraph (d) of
Article 20 above, Mortgagee may in Mortgagee's sole discretion declare the Secured Obligations and all amounts owing under this Junior Mortgage to be immediately due and payable without presentment, demand, protest or notice of any kind, and Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce Mortgagee's rights in and to the Mortgaged Property, including, but not limited to, the following actions:

                  a.  (i)      To the extent permitted by law, the Mortgagee
itself, or by such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Property and may exclude Mortgagors and their agents and employees wholly therefrom and may have joint access with Mortgagors to the books, papers and accounts of Mortgagors; and Mortgagors will pay monthly in advance to Mortgagee, on Mortgagee's entry into possession, or to any receiver appointed to collect the rents, income and other benefits of the Mortgaged Property and the businesses conducted thereon or thereat, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Mortgagors, and upon default in any such payment will vacate and surrender possession of such part of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagors may be evicted by summary proceedings or otherwise.

                      (ii) If Mortgagors shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagors to deliver immediate possession of all or part of the Mortgaged Property to Mortgagee, to the entry of which judgment or decree Mortgagors hereby specifically consent. Mortgagors shall pay to Mortgagee, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Junior Mortgage.

                      (iii) Upon every such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time:

                               (A)     make all necessary and proper
maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personal and other mortgaged property;

                               (B)     insure or keep the Mortgaged Property
insured;

                               (C)     manage and operate the Mortgaged Property
and exercise all the rights and powers of Mortgagors in its name or otherwise with respect to the same; and

                               (D)     enter into agreements with others to
exercise the powers herein granted Mortgagee, all as Mortgagee from time to time may determine; and Mortgagee may collect and receive all the rents, income and other benefits thereof, including those past due as well as those accruing thereafter; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (1) the payment of interest, principal, and other payments due and payable on the Instrument, or pursuant to this Junior Mortgage,
(2) the deposits for taxes and assessments and insurance premiums due, (3) the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged Property or any part thereof, (4) any sums due and payable on any approved prior encumbrance; and (5) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Mortgagee.

                  b. Institute an action of mortgage foreclosure, or take action as the law may allow, at law or in equity, for enforcement of this Junior Mortgage, and proceed there onto final judgment and execution of the entire unpaid balance of the Instrument including costs of suit, interest and reasonable attorneys' fees. In case of any sale of the Mortgaged Property by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee, in its sole discretion, may elect.

                  c. Institute partial foreclosure proceedings with respect to the portion of the Secured Obligations so in default, as if under a full foreclosure, and without declaring the entire Secured Obligations due, PROVIDED that if foreclosure sale is made because of default of a part of the Secured Obligations, such sale may be made subject to the continuing lien of this Junior Mortgage for the unmatured part of the Secured Obligations; and it is agreed that such sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the unmatured part of this Junior Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this subsection. Notwithstanding the filing of any partial foreclosure or entry of a decree of a sale therein, Mortgagee may elect at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the Secured Obligations by reason of any uncured default or defaults upon which such partial foreclosure was predicated or by reason of any other defaults, and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the Secured Obligations, it being the purpose to provide for a partial foreclosure sale of any matured portion of the Secured Obligations without exhausting the power to foreclose and to sell the Mortgaged Property pursuant to any such partial foreclosure for any other part of the Secured Obligations whether matured at the time or subsequently maturing; and without exhausting any right of acceleration and full foreclosure.

                  d. Appoint a receiver of the rents, issues and profits of the Mortgaged Property and of the businesses conducted thereon and therefrom, without the necessity of proving the depreciation or the inadequacy of the value of the security or the insolvency of Mortgagors or any person who may be legally or equitably liable to pay moneys secured hereby, and Mortgagors and each such person waive such proof and hereby consent to the appointment of a receiver, to enter upon and take possession of the Mortgaged Property and to collect all rents, income and other benefits thereof and apply the same as the court may direct and any such receiver shall be entitled to hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof as would Mortgagee pursuant to paragraph a above. The expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Junior Mortgage. The right to enter and take possession of, and to manage and operate, the Mortgaged Property and to collect all rents, income and other benefits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, income and other benefits actually received by the Mortgagee, whether received pursuant to this paragraph or paragraph a above. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Junior Mortgage to, Mortgagee.

                  e. Institute an action for specific performance of any covenant contained herein or in aid of the execution of any power herein granted.

                  f. Apply on account of the unpaid Secured Obligations and the interest thereon or on account of any arrearages of interest thereon, or on account of any balance due to the Mortgagee after a foreclosure sale of the Mortgaged Property, or any part thereof, any unexpended moneys still retained by the Mortgagee that were paid by the Mortgagor to the Mortgagee pursuant to
Article 7(c) or Article 8(h) hereof.

                  g. Exercise any and all other rights and remedies granted under this Junior Mortgage or now or hereafter existing in equity, at law, by virtue of statue or otherwise.

         23. DISCONTINUANCE OF PROCEEDINGS. If Mortgagee has proceeded to enforce any right under the Instrument or this Junior Mortgage and such proceedings have been discontinued or abandoned for any reason, then in every such case, Mortgagors and Mortgagee will be restored to their former positions and the rights, remedies and powers of Mortgagee will continue as if no such proceedings had been taken.

         24. SALE OF THE PROPERTIES; APPLICATION OF PROCEEDS. Subject to the requirements of applicable law, the proceeds or avails of foreclosure sale and all moneys received by Mortgagee pursuant to any right given or action taken under the provisions of Article 22 of this Junior Mortgage, after taking into account all moneys due to the holder of the Senior Mortgages, shall be applied as follows:

                  First: To the payment of the costs and expenses of any such sale or other enforcement proceedings in accordance with the terms hereof and of any judicial proceeding wherein the same may be made, and in addition thereto, all actual out-of-pocket expenses, advances, liabilities and sums made or furnished or incurred by Mortgagee or the holder of the Instrument under this Junior Mortgage including, without limitation, attorneys fees and costs, and fees and costs incurred by other professionals and consultants retained by Mortgagee, together with interest at the Default Rate (or such lesser amount as may be the maximum amount permitted by law), and all taxes, assessments or other charges in connection with such foreclosure, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold;

                  Second: To the payment of the amount then due, owing or unpaid upon the Instrument for principal and interest on such amount; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid, then first, to the payment of all amounts of interest at the time due and payable on the Instrument, without preference or priority of any installment of interest over any other installment of interest, and second, to the payment of all amounts of principal without preference or priority of any amount of principal over any other amount of principal, or any part of the Secured Obligations over any other part of the Secured Obligations;

                  Third: To the payment of any other sums required to be paid by Mortgagors pursuant to any provision of this Junior Mortgage;

                  Fourth: To the payment of all other Secured Obligations; and

                  Fifth: With payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

         25. REMEDIES NOT EXCLUSIVE. Mortgagee shall be entitled to enforce payment and performance of the Secured Obligations or any obligations secured hereby and to exercise all rights and powers under this Junior Mortgage or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Secured Obligations and obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Junior Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or the powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee it being agreed that Mortgagee shall be entitled to enforce this Junior Mortgage and any other security now or hereafter held by Mortgagee in such order as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given to Mortgagee or to which Mortgagee may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee.

         26. EXTENSION, RELEASE, ETC. Without affecting the lien or charge of this Junior Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid obligations, Mortgagee may, subject to the Secured Agreement, from time to time and without notice, agree to (i) extend the maturity or alter any of the terms of any such obligation, (ii) grant other indulgences, (iii) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (iv) take or release any other or additional security for any obligation herein mentioned, or (v) make compositions or other arrangements with debtors in relation thereto.

         27. WAIVER OF APPRAISEMENT, VALUATION. Each Mortgagor hereby waives, to the full extent that it may lawfully do so, the benefit of all appraisement, valuation, stay and extension laws now or hereafter in force and all rights of marshalling of assets in the event of any sale of the Mortgaged Property, any part thereof or any interest therein, and any court having jurisdiction to foreclose the lien hereof may sell the Mortgaged Property (real or personal, or both) as an entirety or in such parcels, lots, manner or order as the Mortgagee in its sole discretion may elect.

         28. SUCCESSOR MORTGAGOR. In the event ownership of the Mortgaged Property or any portion thereof becomes vested in a person other than the Mortgagors herein named, except as permitted by the Secured Agreement or Section 35 of this Junior Mortgage, Mortgagee may, without notice to the Mortgagors herein named, whether or not Mortgagee has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Junior Mortgage and the Secured Obligations, and in the same manner as with the Mortgagors herein named, without in any way vitiating or discharging Mortgagors' liability hereunder or under the Secured Obligations.

         29. SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE. It is the intention of the parties hereto that this Junior Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code. Notwithstanding the filing of a financing statement covering any of the Mortgaged Property in the records normally pertaining to personal property, all of the Mortgaged Property, for all purposes and in all proceedings, legal or equitable, shall be regarded, at Mortgagee's option (to the extent permitted by law), as part of the Real Estate whether or not such item is physically attached to the Real Estate or serial numbers are used for the better identification of certain items. The mention in any such financing statement of any of the Mortgaged Property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of the parties that such mention in the financing statement is hereby declared to be for the protection of Mortgagee in the event any court shall at any time hold that notice of Mortgagee's priority of interest to be effective against any third party, including the federal government and any authority or agency thereof, must be filed in the Uniform Commercial Code records. Pursuant to the provision of the Uniform Commercial Code, each Mortgagor hereby authorizes Mortgagee, without the signature of such Mortgagor, to execute and file financing and continuation statements if Mortgagee shall determine, in its sole discretion, that such are necessary or advisable in order to perfect its security interest in the Fixtures covered by this Junior Mortgage, and Mortgagors shall pay to Mortgagee, on demand, any reasonable out-of-pocket expenses incurred by Mortgagee in connection with the preparation, execution, and filing of such statements that may be filed by Mortgagee.

         30.      INDEMNIFICATION; WAIVER OF CLAIM.
                  --------------------------------

                  a. If Mortgagee is made a party to any litigation, mediation, arbitration, administrative or bankruptcy proceedings or appeals therefrom concerning this Junior Mortgage or the Mortgaged Property or any part thereof or interest therein, or the occupancy thereof by Mortgagors, then Mortgagors shall indemnify, defend and hold Mortgagee harmless from all liability by reason of said action other than that arising solely from Mortgagee's own willful misconduct or gross negligence, including reasonable attorneys' fees and paralegals' fees and reasonable out-of-pocket expenses incurred by Mortgagee in any such action, whether or not any such action is prosecuted to judgment, including, without limitation reasonable attorneys' fees and paralegals' fees and reasonable out-of-pocket expenses incurred in connection with any such action. If Mortgagee commences an action against Mortgagors to enforce any of the terms hereof or because of the breach by a Mortgagor of any of the terms hereof, or for the recovery of any sum secured hereby, such Mortgagor shall pay to Mortgagee reasonable attorneys' fees and paralegals' fees and reasonable out-of-pocket expenses, including, without limitation reasonable attorneys' fees and paralegals' fees and reasonable out-of-pocket expenses incurred in connection with any litigation, mediation, arbitration, administrative or bankruptcy proceedings and any appeals therefrom, together with interest thereon at the rate provided in the Instrument from the date the same are paid by Mortgagee to the date of reimbursement by such Mortgagor, and the right to such reasonable attorneys' fees and paralegals' fees and reasonable out-of-pocket expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If an Event of Default shall have occurred, Mortgagee may engage an attorney or attorneys to protect its rights hereunder, and in the event of such engagement, Mortgagors shall pay Mortgagee reasonable attorneys' fees and paralegals' fees and reasonable out-of-pocket expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagors by reason of breach, including, without limitation reasonable attorneys' and paralegals' fees and reasonable out-of-pocket expenses incurred in connection with any litigation, mediation, arbitration, administrative or bankruptcy proceedings and any appeals therefrom.

                  b. Mortgagors waive any and all right to claim or recover against Mortgagee, its officers, employees, agents and representative, for loss of or damage to Mortgagors, the Mortgaged Property, any Mortgagor's property or the property of others under any Mortgagor's control from any cause whatsoever, except for the willful misconduct or gross negligence of Mortgagee, its officers, employees, agent or representatives.

                  c. The obligations of Mortgagors in this Article 30 hereof shall survive satisfaction of this Junior Mortgage and the discharge of Mortgagors' other obligations under this Junior Mortgage, the Secured Agreement and the other Secured Instrument Documents.

         31. NO WAIVERS, ETC. Any failure by Mortgagee to insist upon the strict performance by Mortgagors of any of the terms and provisions of this Junior Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagors of any and all of the terms and provisions of this Junior Mortgage to be performed by Mortgagors; Mortgagee may release, regardless of consideration and without the necessity for any notice to, or consent by, the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Junior Mortgage without, as to the remainder of the security, in anywise impairing or affecting the lien of this Junior Mortgage or the priority of such a lien over any subordinate lien. Mortgagee may resort for the payment of the Secured Obligations secured by this Junior Mortgage to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

         32. WAIVERS BY MORTGAGORS. Upon the happening and continuation of an Event of Default hereunder, each Mortgagor hereby waives, to the extent permitted by applicable law, all errors and imperfections in any proceedings instituted by Mortgagee under this Junior Mortgage and all notices of any Event of Default (except as may be provided for under the terms hereof or of the Secured Agreement) or of Mortgagee's election to exercise or its actual exercise of any right, remedy or recourse provided for under this Junior Mortgage and Mortgagors shall not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any present or future statute, law, regulation or judicial decision which (a) exempts any of the Mortgaged Property or any other property, real or personal, or any part of the proceeds arising from any sale thereof from attachment, levy or sale under execution, (b) provides for any stay of execution, moratorium, marshalling of assets, exemption from civil process, redemption, extension of time for payment or valuation or appraisement of any of the Mortgaged Property, or (c) conflicts with any provision, covenant or term of this Junior Mortgage.

         33. SURRENDER. Upon the occurrence of any Event of Default and pending the exercise by Mortgagee or its agents or attorneys of its right to exclude Mortgagors from all or any part of the Mortgaged Property, each Mortgagor agrees to vacate and surrender possession of the Mortgaged Property to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of premises for nonpayment of rent, however designated.

         34. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, and unless otherwise expressly provided herein, shall be considered to have been duly given or made when received by receipted hand delivery, or by facsimile or telecopy transmission, receipt confirmed, addressed as follows, or to such other address as may be hereafter notified by the respective parties thereto:

         The Mortgagors:       Atlantic Gulf Communities Corporation
                               2601 South Bayshore Drive
                               Miami, Florida 33133-5461
                               Attention:  John H. Fischer
                               Vice President
                               Telecopy: (305) 859-4623

                               Copy to:   Greenberg, Traurig, Hoffman,
                                          Lipoff, Rosen & Quentel, P.A.
                                          1221 Brickell Avenue
                                          Miami, Florida 33131
                                          Attn:  Matthew B. Gorson, Esq.

         The Mortgagee:        Foothill Capital Corporation
                               11111 Santa Monica Blvd., Suite 1500
                               Los Angeles, CA  90025-3333
                               Attn:  Benjamin W. Silver
                               Telecopy: (310) 479-2690

                               Copy to: Apollo Real Estate Advisors II, L.P. 1301 Avenue of the Americas
                                          New York, New York 10019
                                          Attn: Rick Koenigsberger
                                          Telecopy:  (212) 459-3301

                               Copy to:   Wachtell, Lipton, Rosen & Katz
                                          51 West 52nd Street
                                          New York, New York  10019
                                          Attn: Philip Mindlin, Esq.
                                          Telecopy:  (212) 403-2000

                               Copy to: Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A.
                                          Post Office Box 3239
                                          Tampa, Florida  33601
                                          Attn:  Paula McDonald Rhodes, Esq.
                                          Telecopy:  (813) 229-4133

                               Copy to: Annis, Mitchell, Cockey, Edwards & Roehn, P.A.
                                          201 North Florida Avenue, Suite 2100
                                          Tampa, Florida  33602
                                          Attn:  Stephen J. Szabo, III, Esquire
                                          Telecopy:  (813/223-9067

provided, that any notice, request or demand to or upon any Mortgagor pursuant to Article 20 shall be effective two (2) days after being deposited in the mail, postage prepaid, PROVIDED FURTHER, that in the case at any such notice, request or demand to or upon Mortgagors pursuant to Article 20, Mortgagee shall use its best efforts to notify the Mortgagors concurrently with any notice by mail, by telecopy transmission or hand delivery, it being agreed that the failure to give any such notice, request or demand by telecopy transmission shall not have any adverse effect upon the effectiveness of any such notice, request or demand given by mail.

         35. PARTIAL RELEASES. Mortgagee shall release parcels of the Mortgaged Property or otherwise subordinate this Junior Mortgage upon the terms and conditions set forth in the Secured Agreement and whenever required pursuant to the Intercreditor Agreement (as defined in Article 53). The Mortgagee shall execute such partial releases, in form and substance satisfactory to Mortgagee, prepared by Mortgagors at their expense. Parcels to be released need not be contiguous to any of the parcels previously released from this Junior Mortgage. Mortgagee agrees that notwithstanding anything to the contrary contained herein, the lien of this Junior Mortgage is subordinate and inferior to the contract rights of any purchaser of any lot in which the subject property has been platted, and Mortgagee shall release any such lot from the lien and operation of this Junior Mortgage upon the sole condition that such purchaser has complied with the terms and provisions of his purchase agreement with Mortgagor. Mortgagee further agrees that in the event of default by Mortgagor, the aforesaid provisions of this Article 35 shall survive the final judgment in the event this Junior Mortgage is foreclosed and shall be binding on any purchaser in a foreclosure sale. Such releases from the lien hereof shall not affect the lien hereby granted as to the remainder of the Mortgaged Property.

         36. REACQUISITION OF RELEASED LOTS. The lien of this Junior Mortgage shall encumber, and the Mortgaged Property shall include, any and all portions of the Mortgaged Property which may hereafter be released from the lien hereof in connection with the sale of lots by Mortgagors ("RELEASED LOTS") if such Released Lots are reacquired by Mortgagors at any time prior to the satisfaction of this Junior Mortgage in full.

         37. DEVELOPMENT MATTERS. To the extent required by applicable law, the Mortgagee, without incurring any obligation to file or record any documentation and at Mortgagors' cost and expense, shall join in the execution of subdivision plats, easements and declarations covering all or any part of the Mortgaged Property and other documents with respect to which Mortgagee's joinder is necessary for the development of the Mortgaged Property as contemplated in the Business Plan, PROVIDED that such subdivision plats, easements, declarations and other documents are in form and substance reasonably satisfactory to Mortgagee and Mortgagors shall have complied in all respects with all applicable provisions of law with respect thereto.

         38. COUNTERPARTS. This Junior Mortgage is being executed in multiple counterparts, all of which shall for all purposes constitute one agreement binding on all the parties hereto, in order to permit its being recorded concurrently in all of the counties in which the Mortgaged Property is located.

         39. FUTURE ADVANCES. This Junior Mortgage shall secure not only the Secured Obligations described hereinabove, but also such future or additional advances as may be made by Obligee (including its successors and assigns) from time to time, whether obligatory or at its option, for any purpose, provided that all those advances are to be made within 20 years from the date of this Junior Mortgage or within such lesser period of time as may be provided hereafter by law as a prerequisite for the sufficiency and actual notice or record notice of the optional future or additional advances as against the rights of creditors or subsequent purchases for valuable consideration. The total amount of the Secured Obligations secured by this Junior Mortgage may decrease or increase from time to time but the total unpaid indebtedness (exclusive of any interest and expenses included as part of the Secured Obligations) as secured at any one time by this Junior Mortgage shall not exceed the maximum principal amount of ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000.00), plus interest, and any disbursements made for the payment of taxes, levies, or insurance on the property covered by the lien of this Junior Mortgage with interest on those disbursements. It shall be a default hereunder if Mortgagors shall file for record a notice limiting the maximum principal amount which may be secured by this Junior Mortgage if the effect of the filing of such notice would in any way prohibit Mortgagee from making future advances to be secured by this Junior Mortgage in the full amount hereinabove set forth.

         40.      TAXES ON MORTGAGEE.
                  ------------------

                  a. If any Governmental Authority shall levy, assess, or charge any tax, assessment or imposition upon this Junior Mortgage, the Secured Obligations, the interest of Mortgagee in the Mortgaged Property, or Mortgagee by reason of or as holder of any of the foregoing, Mortgagors shall pay (or provide funds to Mortgagee for such payment), to the extent required in the Secured Agreement, all such taxes, assessment and impositions to, for, or on account of Mortgagee (other than federal, state or local income taxes of Mortgagee or franchise taxes imposed on the Mortgagee or the holder of the Instrument assessed other than on the basis of Mortgagee's or such holder's holding this Junior Mortgage) as they become due and payable and on demand shall furnish proof of such payment to Mortgagee. In the event of passage of any law or regulation permitting, authorizing or requiring the tax, assessment or imposition to be levied, assessed or charged, which law or regulation prohibits Mortgagor from paying the tax, assessment or imposition to or for Mortgagee (and from providing funds to the Mortgagee to pay any such tax, assessment or imposition), or which shall make such payment by Mortgagor result in the imposition of interest exceeding the maximum permitted by law, then, unless the affected portion of the Mortgaged Property is released from the lien of this Junior Mortgage pursuant to the terms hereof and of the Secured Agreement, Mortgagee may declare the Secured Obligations secured hereby immediately due and payable.

                  b. In the event of the passage after the date of this Junior Mortgage of any law of the jurisdiction in which the Real Estate is located deducting from the value of the Real Estate for the purposes of taxation any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes and imposing a tax, either directly or indirectly, on this Junior Mortgage or any Secured Instrument Document, as defined in the Secured Agreement, Mortgagee shall have the right to declare all sums outstanding secured by this Junior Mortgage immediately due and payable, provided, however, that such election shall be ineffective if (i) the affected Mortgagor is exempt from such tax or, if not exempt from such tax, is permitted by law to pay the whole of such tax (or to provide funds to Mortgagee to pay such taxes) in addition to all other payments required hereunder and if Mortgagor pays such tax (or provides funds to Mortgagee to pay such tax) when the same is due and payable and agrees in writing to pay such tax when the same is due and payable and agrees in writing to pay such tax when thereafter levied or assessed against the Real Estate; or (ii) the affected portion of the Mortgaged Property is released from the lien of this Junior Mortgage in accordance with the terms hereof and of the Secured Agreement.

         41. SENIOR MORTGAGES. This Junior Mortgage is subject and subordinate to those certain mortgages described in SCHEDULE 1 attached hereto and hereby made a part hereof ("SENIOR MORTGAGES").

         42. PRIOR JUNIOR MORTGAGES; NOTICES. Mortgagors agree to forward to Mortgagee copies of all correspondence to or from the holder of the Senior Mortgages, and all other prior or subordinate mortgages promptly after mailing or receiving same, either constituting notices of a material default thereunder, or relating to payment of principal and/or interest in respect of all prior or subordinate mortgages.

         43. NO MODIFICATION; BINDING OBLIGATIONS. This Junior Mortgage may not be modified, amended, discharged or waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, discharge or waiver is sought. The covenants of this Junior Mortgage shall run with the land and bind Mortgagors, the heirs, distributees, personal representatives, successors and assigns of Mortgagors, and all present and subsequent encumbrancers, lessees and sublessees of any of the Mortgaged Property, and shall inure to the benefit of Mortgagee and its successors, assigns and endorsees.

         44. MISCELLANEOUS. As used in this Junior Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage and/or deed of trust"; (d) "obligation" shall mean "obligation, duty, covenant and/or condition"; and (e) "any of the Mortgaged Property" shall mean "the Mortgaged Property or any part thereof or interest therein." Capitalized terms not defined herein shall have the meanings give them in the Secured Agreement. Any act which Mortgagee is permitted to perform hereunder may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Any act which is prohibited to Mortgagors hereunder is also prohibited to all lessees of any of the Mortgaged Property. Each appointment of Mortgagee as attorney-in-fact for Mortgagors under the Mortgage is irrevocable and coupled with an interest.

         45. CAPTIONS. The captions or headings at the beginning of each Article hereof are for the convenience of the parties and are not a part of this Junior Mortgage.

         46. SUCCESSORS AND ASSIGNS. The covenants contained herein shall run with the land and bind each Mortgagor, its successors and assigns, and all subsequent owners, encumbrances and tenants of the Mortgaged Property, and shall inure to the benefit of the Mortgagee.

         47. ENFORCEABILITY. The validity and enforceability of this Junior Mortgage shall be construed and interpreted according to the laws of the State of Florida; provided, however, that nothing in this Section shall be construed to affect in any way the intent of the parties that the Instrument and the Secured Agreement, and the rights and obligations of the parties thereto and thereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York where the Instrument, this Junior Mortgage, the Secured Agreement and the other Secured Instrument Documents (as defined in the Secured Agreement) were negotiated and the payment of amounts due in respect of the Secured Obligations shall be made and rendered to Mortgagee.

         48. SEVERABILITY. Whenever possible, each provision of this Junior Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Junior Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Junior Mortgage.

         49. AUTHORITY OF MORTGAGEE. The rights and responsibilities of Mortgagee under this Junior Mortgage with respect to any action taken by Mortgagee or the exercise or non-exercise by Mortgagee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Junior Mortgage shall, as among Mortgagee and the Obligee, be governed by the Secured Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as among Mortgagee and Mortgagors, Mortgagee shall be conclusively presumed to be acting as agent for the holder of the Instrument with full and valid authority so to act or refrain from acting, and Mortgagors shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         50. RECEIPT OF COPY. Each Mortgagor acknowledges that it has received a true copy of this Junior Mortgage.

         51. JOINT AND SEVERAL OBLIGATIONS. The obligations, liabilities and agreements of the Mortgagors hereunder shall be joint and several.

         52. SUBORDINATION AND ADDITIONAL PARTIAL RELEASE OF MORTGAGE LIENS. Mortgagee shall release or subordinate parcels of the Mortgaged Property from the lien of this Junior Mortgage upon the terms and conditions set forth in the Secured Agreement pursuant to partial releases or subordinations, in form and substance satisfactory to Mortgagee, prepared by Mortgagors at their expense.

         53. INTERCREDITOR AGREEMENT. All of the Mortgaged Property is subject to other mortgages given to other lenders. The relative priority of the mortgages is governed by the terms and provisions of that certain Intercreditor Agreement ("INTERCREDITOR AGREEMENT") dated of even date herewith, pursuant to the terms of which Obligee has agreed to permit, and consents to, the placing of the mortgage liens upon the Land and all Improvements, Fixtures and tangible personal property located thereon or used in connection therewith to secure certain obligations of the Company as more particularly described in, and subject to the terms and conditions of, the Intercreditor Agreement. The terms of this Junior Mortgage are subject to the terms and provisions of the Intercreditor Agreement.

         IN WITNESS WHEREOF, Mortgagors have executed this Junior Mortgage and Security Agreement as of the date first set forth above.



Witnesses:                                MORTGAGORS:

                                          ATLANTIC GULF COMMUNITIES
                                          CORPORATION, a Delaware corporation
-----------------------------------
Signature                                          (Corporate Seal)

-----------------------------------
Printed Name
                                          By:
                                             -----------------------------------
                                                   John H. Fischer
-----------------------------------                Vice President
Signature

-----------------------------------
Printed Name                         Address:
                                               2601 South Bayshore Drive
                                               Miami, Florida 33133-5461

                                          ENVIRONMENTAL QUALITY
                                          LABORATORY, INCORPORATED, a
                                          Florida corporation

-----------------------------------
Signature                                          (Corporate Seal)

-----------------------------------
Printed Name
                                          By:
                                             -----------------------------------
                                                   John H. Fischer
-----------------------------------                Vice President
Signature

-----------------------------------
Printed Name                         Address:
                                               2601 South Bayshore Drive
                                               Miami, Florida 33133-5461



                                          GENERAL DEVELOPMENT
                                          UTILITIES, INC., a Florida corporation

-----------------------------------
Signature                                          (Corporate Seal)

-----------------------------------
Printed Name
                                          By:
                                             -----------------------------------
                                                   John H. Fischer
-----------------------------------                Vice President
Signature

-----------------------------------
Printed Name                         Address:
                                               2601 South Bayshore Drive
                                               Miami, Florida 33133-5461


                                          FIVE STAR HOMES, INC., a Florida
                                          corporation

-----------------------------------
Signature                                          (Corporate Seal)

-----------------------------------
Printed Name
                                          By:
                                             -----------------------------------
                                                   John H. Fischer
-----------------------------------                Vice President
Signature

-----------------------------------
Printed Name                         Address:
                                               2601 South Bayshore Drive
                                               Miami, Florida 33133-5461

                                         ATLANTIC GULF OF TAMPA, INC.,
                                         a Florida corporation

-----------------------------------
Signature                                          (Corporate Seal)

-----------------------------------
Printed Name
                                          By:
                                             -----------------------------------
                                                   John H. Fischer
-----------------------------------                Vice President
Signature

-----------------------------------
Printed Name                         Address:
                                               2601 South Bayshore Drive
                                               Miami, Florida 33133-5461



STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged before me this ___ day of June, 1997, by John H. Fischer, as Vice President of Atlantic Gulf Communities Corporation, a Delaware corporation, f/k/a General Development Corporation, on behalf of the corporation, who is personally known to me or has produced a Florida driver's license number F260-468- 57-430-0 as identification.


                                               ---------------------------------
                                               NOTARY PUBLIC
                                               Name:
                                                    ----------------------------
                                               Serial #:
                                                        ------------------------
                                               My Commission Expires:



STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged before me this ___ day of June, 1997, by John H. Fischer, as Vice President of Environmental Quality Laboratory, Incorporated, a Florida corporation, on behalf of the corporation, who is personally known to me or has produced a Florida driver's license number F260-468-57-430-0 as identification.


                                               ---------------------------------
                                               NOTARY PUBLIC
                                               Name:
                                                    ----------------------------
                                               Serial #:
                                                        ------------------------
                                               My Commission Expires:

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged before me this ___ day of June, 1997, by John H. Fischer, as Vice President of General Development Utilities, Inc., a Florida corporation, on behalf of the corporation, who is personally known to me or has produced a Florida driver's license number F260-468-57-430-0 as identification.

                                               ---------------------------------
                                               NOTARY PUBLIC
                                               Name:
                                                    ----------------------------
                                               Serial #:
                                                        ------------------------
                                               My Commission Expires:


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged before me this ___ day of June, 1997, by John H. Fischer, as Vice President of Five Star Homes, Inc., a Florida corporation, on behalf of the corporation, who is personally known to me or has produced a Florida driver's license number F260-468-57-430-0 as identification.


                                               ---------------------------------
                                               NOTARY PUBLIC
                                               Name:
                                                    ----------------------------
                                               Serial #:
                                                        ------------------------
                                               My Commission Expires:




STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged before me this ___ day of June, 1997, by John H. Fischer, as Vice President of Atlantic Gulf of Tampa, Inc., a Florida corporation, behalf of the corporation, who is personally known to me or has produced a Florida driver's license number F260-468-57-430-0 as identification.


                                               ---------------------------------
                                               NOTARY PUBLIC
                                               Name:
                                                    ----------------------------
                                               Serial #:
                                                        ------------------------
                                               My Commission Expires:

                                    EXHIBIT A
                                    ---------

                                     (Land)

                                  SCHEDULE "1"
                                  ------------